UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2008

OPTIMER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33291	33-0830300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10110 Sorrento Valley Road, Suite C

San Diego, CA  92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 909-0736

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

(b)           On July 17, 2008, Martin C. Muenchbach, Ph.D., an Investment Manager at Bellevue Asset Management AG, notified us that he would step down as a director effective as of August 1, 2008.  Dr. Muenchbach joined the Board of Directors in December 2005, advising Optimer as a private company and then working with the Company in its transition to a public company.  Dr. Muenchbach’s departure does not involve any disagreement with Optimer, our management or our Board of Directors.    Dr. Muenchbach intends to continue following his pursuits in venture capital, serving on the Board of many privately held companies.  We are currently in the process of identifying candidates to serve on our Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

Dated: July 17, 2008	By:	/s/ John D. Prunty
John D. Prunty Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)